U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  January 26, 1999
                                                  ----------------

                             Blue Fish Clothing, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
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                (State or Other Jurisdiction of Incorporation)


               1-14078                               22-2781253
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        Commission File Number                (I.R.S. Employer I.D. No.)


                No. 3 Sixth Street, Frenchtown, New Jersey 08825
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         (Address of Principal Executive Offices, Including Zip Code)

                               (908) 996-3844
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events
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The Company announced on January 26, 1999 that it had received a notice of default from its lender Sovereign Bank, FSB (the "Bank"). On February 18, 1999, the Company and the Bank entered into a forbearance agreement for a 90-day period commencing February 2, 1999 and the Company is actively seeking a replacement lender.


Item 7.   Exhibits
------    --------
10.47 Forbearance Agreement between Sovereign Bank, FSB and the Registrant dated February 18, 1999.




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLUE FISH CLOTHING, INC.


Date:  March 5, 1999                 By: /s/ Jeffrey L. Haims
                                         -------------------------------------
                                         Jeffrey L. Haims
                                         President and Chief Executive Officer